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                                                            EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-XXXXX) of Belden Inc. pertaining to the Belden Inc. Long-Term Incentive Plan of our report dated January 25, 2000, with respect to the consolidated financial statements of Belden Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1999, filed with the Securities and Exchange Commission.





St. Louis, Missouri                                       /s/ Ernst & Young LLP
November 27, 2000